                                                                    EXHIBIT 24.1

                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("WCG"), does hereby constitute and appoint each of P. DAVID NEWSOME, SHAWNA L. GEHRES, and KATHRYN KINDELL their true and lawful attorney-in-fact and each of them (with full power to act without the others) their true and lawful attorney-in-fact for them and in their name and in their capacity as a director or officer, or both, of WCG, as hereinafter set forth below their signature, to sign any and all amendments (including post-effective amendments) to the registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Class A Common Stock of WCG issuable to participants in the Williams Communications Group, Inc. 1999 Plan and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned WCG does hereby constitute and appoint P. DAVID NEWSOME, SHAWNA L. GEHRES, and KATHRYN KINDELL its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorney-in-fact shall have full power of substitution and resubstitution, and said attorney-in-fact or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 27TH day of March, 2001.

          /s/ KEITH E. BAILEY                                  /s/ HOWARD E. JANZEN
-------------------------------------------------    -------------------------------------------------
              Keith E. Bailey                                      Howard E. Janzen
     Director and Chairman of the Board               President, Chief Executive Officer & Director
                                                             (Principal Executive Officer)

          /s/ SCOTT E. SCHUBERT                                 /s/ KENNETH KINNEAR
-------------------------------------------------    -------------------------------------------------
              Scott E. Schubert                                     Kenneth Kinnear
Senior Vice President and Chief Financial Officer            (Principal Accounting Officer)
       (Principal Financial Officer)

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
      /s/ JOHN C. BUMGARNER, JR.                                /s/ JOHN A. CRAIG
-------------------------------------------------    -------------------------------------------------
          John C. Bumgarner, Jr.                                    John A. Craig
                Director                                              Director

           /s/ J.W. ERVING                                      /s/ ROSS K. IRELAND
-------------------------------------------------    -------------------------------------------------
               J.W. Erving                                          Ross K. Ireland
                Director                                               Director

        /s/ ROBERT W. LAWLESS                                  /s/ MICHAEL P. JOHNSON
-------------------------------------------------    -------------------------------------------------
            Robert W. Lawless                                      Michael P. Johnson
                Director                                                Director

        /s/ H. BRIAN THOMPSON                                 /s/ CUBA WADLINGTON, JR.
-------------------------------------------------    -------------------------------------------------
            H. Brian Thompson                                     Cuba Wadlington, Jr.
                Director                                                Director

                                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                       By  /s/ BOB F. MCCOY
                                          --------------------------------------
                                          Bob F. McCoy
                                          Senior Vice President of Law

ATTEST:


    /s/ SHAWNA L. GEHRES
-----------------------------------
        Shawna L. Gehres
       Assistant Secretary